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                                                                EXHIBIT 10.32.11

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                          PAYMENT UNDERTAKING AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                      among

                        COOPERATIEVE CENTRALE RAIFFEISEN-
                      BOERENLEENBANK B.A., NEW YORK BRANCH

                                       and

                       ROCKY MOUNTAIN LEASING CORPORATION

                          -----------------------------

                          Oglethorpe Power Corporation
               Rocky Mountain Pumped Storage Hydroelectric Project

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                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
ARTICLE 1
        Definitions
        Section 1.01.  Definitions.............................................1

ARTICLE 2
        Payments
        Section 2.01.  Payment of Undertaking Fee by the Facility Lessee.......3
        Section 2.02.  Payment of Scheduled Amounts............................4
        Section 2.03.  Payment of Full Termination Amount......................4
        Section 2.04.  Release.................................................4
        Section 2.05.  Overdue Interest........................................5
        Section 2.06.  Payments by the Payment Undertaking Issuer..............5
        Section 2.07.  Withholding Taxes.......................................5
        Section 2.08.  Breakage Costs..........................................6
        Section 2.09.  Increased Costs.........................................6
        Section 2.10.  Direct Obligations......................................8

ARTICLE 3
        Representations, Warranties and Covenants
        Section 3.01.  Representations and Warranties of the Payment
               Undertaking Issuer..............................................8
        Section 3.02.  Covenants of the Payment Undertaking Issuer.............9
        Section 3.03.  Covenant of the Facility Lessee to Give Certain Notices.9

ARTICLE 4
        Miscellaneous
        Section 4.01.  Termination.............................................9
        Section 4.02.  Assignment.............................................10
        Section 4.03.  Notices................................................10
        Section 4.04.  Waiver.................................................10
        Section 4.05.  Amendment and Waiver...................................10
        Section 4.06.  Governing Law..........................................10
        Section 4.07.  Interpretation.........................................11
        Section 4.08.  Counterparts...........................................11
        Section 4.09.  Severability...........................................11
        Section 4.10.  Service of Process and Jurisdiction....................11
        Section 4.11.  Waiver of Jury Trial...................................12
        Section 4.12.  Judgment Currency......................................12
        Section 4.13.  Further Assurances.....................................13
        Section 4.14.  Third-Party Beneficiaries..............................13

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                          PAYMENT UNDERTAKING AGREEMENT
                                      (P1)

     This PAYMENT UNDERTAKING AGREEMENT (P1), dated as of December 30, 1996, among COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., NEW YORK BRANCH, as the Payment Undertaking Issuer (the "Payment Undertaking Issuer"), and ROCKY MOUNTAIN LEASING CORPORATION (the "Facility Lessee").

                                WITNESSETH THAT:

     WHEREAS, Oglethorpe Power Corporation (an Electric Membership Generation & Transmission Corporation), the Facility Lessee, Fleet National Bank, not in its individual capacity, except as specifically provided therein, but solely as Owner Trustee (the "Owner Trustee"), SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee (the "Co-Trustee"), Philip Morris Capital Corporation (the "Owner Participant") and Utrecht-America Finance Co. (the "Lender") have entered into the Participation Agreement (P1) dated as of December 30, 1996 (the "Participation Agreement");

     WHEREAS, the Co-Trustee and the Facility Lessee have entered into the Facility Lease Agreement (P1) dated as of December 30, 1996 (the "Facility Lease");

     WHEREAS, the Trustees and the Lender have entered into the Loan and Security Agreement (P1) dated as of December 30, 1996 (the "Loan Agreement");

     WHEREAS, in consideration for the payment by the Facility Lessee of certain amounts, the Payment Undertaking Issuer is willing to make certain payments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, it is HEREBY AGREED that:

                                    ARTICLE 1

                                   Definitions

     Section 1.01. Definitions. For the purposes of this Agreement, terms defined in Appendix A to the Participation Agreement shall have the meanings given such terms in such Appendix A, and the following terms shall have the meanings indicated:
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     "Full Termination Amount" means, as to the Full Termination Date, the amount set forth on Schedule B opposite the Full Termination Date.

     "Full Termination Date" means (1) prior to the Release Event, the first to occur of :

          (i) the Expiration Date (without giving effect to any extension or renewal thereof); or

          (ii) the date upon which Termination Value or an amount computed with reference to, or in lieu of, Termination Value is payable under the Facility Lease; or

          (iii) the date on which the Loan Certificate is refinanced pursuant to
     Section 15.1 of the Participation Agreement; or

          (iv) the date on which the Loan Certificate is purchased by any party to an Operative Document or its designee (in each case other than by any Affiliate of the Lender) pursuant to the terms of any Operative Document (except pursuant to Section 17.3 of the Participation Agreement in connection with providing Acceptable Substitute Credit Protection); or

          (v) any other date on which the Facility Lease terminates by its terms;

and (2) after the Release Event, the earlier of the Expiration Date and the date set forth in Schedule B hereto next following the date on which a notice of termination of this Agreement is delivered in accordance with clause (b) of
Section 4.01 hereof.

     "Release Event" means the delivery to the Payment Undertaking Issuer of notice by the Owner Trustee or the Lender and the acknowledgment by the Lender pursuant to Section 17.1(a) of the Participation Agreement.

     "Scheduled Amount" means, as to each Scheduled Payment Date, the amount set forth opposite such date on Schedule A hereto.

     "Scheduled Payment Date" means each date set forth on Schedule A hereto.

     "Undertaking Fee" means the sum of $268,753,750.00 payable on the Closing Date by the Facility Lessee to the Payment Undertaking Issuer.

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                                   ARTICLE 2

                                    Payments

     Section 2.01. Payment of Undertaking Fee by the Facility Lessee. (a) Time and Manner of Payment. On the Closing Date, the Facility Lessee shall pay the Undertaking Fee to the account of the Payment Undertaking Issuer, Account No. 802-6002-533, at Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., New York Branch by wire transfer of immediately available funds. The Undertaking Fee shall be an absolute, unconditional, final and non-refundable payment of an amount due to the Payment Undertaking Issuer in consideration of its entering into this Agreement and shall not under any circumstances or for any reason whatsoever be refundable to, or recoverable by, the Facility Lessee.

     (b) Payment of Undertaking Fee Absolute. The Facility Lessee hereby acknowledges that payment of the Undertaking Fee by the Facility Lessee is absolute, unconditional and irrevocable and that no part of the Undertaking Fee shall be refundable to the Facility Lessee under any circumstance or for any reason. The Facility Lessee agrees that (i) it will not have any, right, title or interest in or to the Undertaking Fee paid to the Payment Undertaking Issuer upon the payment thereof and the amount so paid will thereupon cease to be an asset of the Facility Lessee and shall become an asset solely of the Payment Undertaking Issuer, (ii) such payment will be irrevocable once made and will not be subject to avoidance or recapture by the Facility Lessee or any Facility Lessee Creditor and (iii) none of the Facility Lessee or any Facility Lessee Creditor will be entitled to assert any Lien or claim or to exercise remedies, with respect to such payment. For purposes of the foregoing, a "Facility Lessee Creditor" is any creditor of the Facility Lessee, the Facility Lessee as a debtor in a Chapter 9 or other bankruptcy proceeding, or any trustee, receiver, liquidator, custodian or similar official of the Facility Lessee appointed as such in an involuntary case, voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Facility Lessee or its assets.

     (c) Obligation of Payment Undertaking Issuer Absolute. The obligation of the Payment Undertaking Issuer to pay Scheduled Amounts and the Full Termination Amount in accordance with the terms of this Agreement constitutes an absolute, irrevocable, and unconditional obligation of the Payment Undertaking Issuer itself, without regard to any circumstance, including without limitation, the application, or the effects of the application, of any bankruptcy law or regulation, the order of any court in any bankruptcy proceeding, the bankruptcy or insolvency of or any other matter affecting any party hereto or the Facility Lessee or any other Person, and such payments shall be made by the Payment Undertaking Issuer in accordance with the terms hereof.

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     (d) Waiver of Setoff. The Payment Undertaking Issuer hereby waives all rights it may have under Applicable Law, its general operating conditions or otherwise to offset or otherwise satisfy its obligations under this Agreement against any claims that it may have or have the ability to assert against the Facility Sublessee, the Facility Lessee or either Trustee or any other Person under the Loan Certificates or otherwise.

     Section 2.02. Payment of Scheduled Amounts. Unless the Payment Undertaking Issuer shall have paid the Full Termination Amount prior to such Scheduled Payment Date, the Payment Undertaking Issuer shall pay to the Owner Trustee, on each Scheduled Payment Date prior to the Release Event, the Scheduled Amount for such Scheduled Payment Date without further act or notice by any Person. After the Release Event, the Payment Undertaking Issuer shall pay each Scheduled Amount to the Owner Trustee or as otherwise designated by the Owner Trustee at least 5 Business Days in advance of the due date of such payment.

     Section 2.03. Payment of Full Termination Amount. (a) Subject to receipt from the Owner Trustee or the Lender of at least five Business Days' prior written notice of the occurrence of the Full Termination Date (which notice shall specify the event causing such Full Termination Date), the Payment Undertaking Issuer shall pay to the Owner Trustee on the Full Termination Date set forth in such notice the Full Termination Amount specified on Schedule B hereto with respect to such Full Termination Date.

     (b) If the Full Termination Date is a Scheduled Payment Date, the Payment Undertaking Issuer shall also pay to the Owner Trustee the Scheduled Amount payable on such Scheduled Payment Date.

     (c) After the Release Event, the Payment Undertaking Issuer shall pay the Full Termination Amount to the Owner Trustee or as otherwise designated by the Owner Trustee at least 5 Business Days in advance of the due date of such payment.

     Section 2.04. Release. Upon payment in full of the amounts specified in
Section 2.03, the Payment Undertaking Issuer shall be released from the payment of any future Scheduled Amounts and Full Termination Amount. Except as expressly provided in this Article, the Payment Undertaking Issuer shall have no obligation to make any payment hereunder.

     Section 2.05. Overdue Interest. Any amount payable by the Payment Undertaking Issuer or the Facility Lessee hereunder not paid when due shall bear interest at the Overdue Rate from the date such amount was due to the date such amount is paid.

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     Section 2.06. Payments by the Payment Undertaking Issuer. (a) All payments required to be made hereunder by the Payment Undertaking Issuer shall be made in immediately available funds prior to 11:00 A.M., New York City time, on the due date therefor. If any payment hereunder is due on a date which is not a Business Day, then such payment shall be made on the next following Business Day without interest.

     (b) The Facility Lessee and the Payment Undertaking Issuer acknowledge that all right, title and interest, if any, of the Facility Lessee hereunder have been irrevocably assigned and pledged to the Trustees under the Payment Undertaking Pledge Agreement and assigned, pledged and repledged to the Lender under the Loan Agreement and that, prior to the Release Event, all right, title and interest of the Trustees hereunder have been irrevocably assigned to the Lender under the Loan Agreement and the Payment Undertaking Pledge Agreement and that, notwithstanding anything herein to the contrary, prior to the Release Event, all amounts payable by the Payment Undertaking Issuer hereunder shall be paid directly to the Lender as herein provided.

     (c) All payments payable (i) to the Lender shall be paid to the Lender to its account (No. 802-6002-533) with Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., New York Branch or to such other account in the United States as the Lender shall have specified in a notice to the Payment Undertaking Issuer at least 10 Business Days prior to the date on which such payment shall be due or (ii) to the Owner Trustee shall be paid to the Owner Trustee to its account at Fleet National Bank, ABA No. 011-900-445, Account No. 0067548290, or to such other account in the United States as the Owner Trustee shall have specified in a notice to the Payment Undertaking Issuer at least 10 Business Days prior to the date on which such payment shall be due.

     Section 2.07. Withholding Taxes. If any deduction or withholding of Tax is required to be made from any payment to be made by the Payment Undertaking Issuer to the Lender, the Payment Undertaking Issuer shall (i) (a) if the Release Event shall not have occurred at the time or (b) if the Release Event shall have occurred and the Payment Undertaking Issuer is neither a US Person (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) nor the US branch of a foreign corporation at the time, increase the amount paid so that the net amount actually paid to the Lender equals the amount due and payable (and no increase shall be made in the amount paid in any other case), (ii) pay to the relevant taxation or other authorities within the period for payment permitted by Applicable Law the full amount of the deduction or withholding Tax and (iii) notify the Facility Lessee and the Owner Trustee as soon as practicable of the amount so deducted or withheld. The Facility Lessee will indemnify and hold harmless the Payment Undertaking Issuer on an After Tax Basis with respect to the assertion by any taxation authority that the Payment

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Undertaking Issuer failed to deduct or withhold as required by Applicable Law, unless such a failure constitutes gross negligence or wilful misconduct of the Payment Undertaking Issuer.

     Section 2.08. Breakage Costs. If this Agreement remains in effect after the Release Event and the Payment Undertaking Issuer is required to make a payment hereunder either on a date other than a Scheduled Payment Date or on a Scheduled Payment Date but in an amount other than the Scheduled Amount due on such date, the Facility Lessee shall reimburse the Payment Undertaking Issuer on demand for any resulting loss, cost or expense incurred by it, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that the Payment Undertaking Issuer shall have delivered to the Facility Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.09. Increased Costs. (a) If this Agreement remains in effect after the Release Event, the Facility Lessee shall pay directly to the Payment Undertaking Issuer from time to time on request such amounts as the Payment Undertaking Issuer may determine to be necessary to compensate it for any costs thereafter incurred (other than increases pursuant to Section 2.07 hereof of amounts paid by the Payment Undertaking Issuer hereunder) which the Payment Undertaking Issuer reasonably determines are attributable to its making or maintaining the payment undertaking hereunder or the funding arrangements in respect thereof, or any reduction in the amount of the Undertaking Fee which the Payment Undertaking Issuer may retain, resulting from any change or proposed change in or any introduction of Applicable Law (including regulations, policies, directives and guidelines issued by any governmental body, central bank or other fiscal or monetary or accounting authority or other national, international, state or local organization which purport to regulate the treatment of rights and obligations similar to the payment undertaking of the Payment Undertaking Issuer hereunder and any interpretation of Applicable Law by any authority having jurisdiction) by the United States, The Netherlands or any other jurisdiction in which the Payment Undertaking Issuer or any other obligor under this Agreement is organized or has its principal office or lending office or interpretation or application of any Applicable Law, whether or not having the force of law, which is enacted or promulgated after the date hereof (a "Regulatory Change") and such Regulatory Change:

          (i) imposes or modifies any reserve, special deposit, deposit insurance or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Payment Undertaking Issuer; or

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          (ii) imposes any other condition affecting this Agreement or its payment undertaking hereunder; or

          (iii) requires the payment undertaking hereunder to be shown on the balance sheet of the Payment Undertaking Issuer.

     (b) The Payment Undertaking Issuer will notify the Facility Lessee of any event occurring after the date hereof that will entitle the Payment Undertaking Issuer to compensation under subsection (a) of this Section as promptly as practicable after the Payment Undertaking Issuer obtains Actual Knowledge thereof; provided that the Payment Undertaking Issuer will make reasonable efforts and will take reasonable actions if such efforts and/or actions will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Payment Undertaking Issuer, be disadvantageous to the Payment Undertaking Issuer. The Payment Undertaking Issuer will furnish to the Facility Lessee a certificate setting forth the basis and amount of each request by the Payment Undertaking Issuer for compensation under subsection (a) of this Section, and the Facility Lessee shall have no responsibility for the validity and accuracy of any such certificate and shall have no obligation to make any investigation relating thereto. Determinations and allocations by the Payment Undertaking Issuer for purposes of this Section of the effect of any Regulatory Change pursuant to subsection (a) hereof, and of the amounts required to compensate the Payment Undertaking Issuer under this Section, shall be conclusive absent manifest error.

     (c) No amounts shall be payable under subsection (a) of this Section to the Payment Undertaking Issuer that arise from the gross negligence or willful misconduct of the Payment Undertaking Issuer or from its failure to comply with any request from any central bank or other applicable governmental authority. If the Payment Undertaking Issuer transfers its obligations hereunder, the Facility Lessee shall not be obligated to pay to any subsequent obligor hereunder any amounts payable under this Section in excess of the amount that otherwise would have been payable to the Payment Undertaking Issuer if it had continued to be the obligor hereunder, unless such transfer is made with the Facility Lessee's consent or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 2.10. Direct Obligations. The payment obligations of the Payment Undertaking Issuer hereunder constitute direct obligations to the Trustees and the Lender, as assignee of the Trustees' rights, enforceable by the Trustees and the Lender against the Payment Undertaking Issuer in accordance with the terms of this Agreement. The right of the Trustees and the Lender to receive payments hereunder represents a separate and independent right of each such Person.

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                                    ARTICLE 3

                    Representations, Warranties and Covenants

     Section 3.01. Representations and Warranties of the Payment Undertaking Issuer. The Payment Undertaking Issuer represents and warrants that:

     (a) Organization and Powers. The Payment Undertaking Issuer is duly organized and validly exists under the law of The Netherlands, has full power and authority to execute, deliver and perform this Agreement.

     (b) Due Authorization. The execution, delivery and performance of this Agreement by the Payment Undertaking Issuer have been duly authorized by all necessary action on its part.

     (c) No Conflict. Neither the execution, delivery or performance of this Agreement by the Payment Undertaking Issuer nor the consummation or performance by the Payment Undertaking Issuer of the transactions contemplated hereby will contravene any Applicable Law or conflict with, result in any violation of, or constitute a default under, any term of its constituent documents or any agreement, mortgage, contract, indenture, lease or other instrument to which it is a party or by which it is bound.

     (d) Governmental Consents. Neither the execution and the delivery by the Payment Undertaking Issuer of this Agreement nor the consummation by the Payment Undertaking Issuer of the transactions contemplated hereby will require the consent, authorization, order or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, which has not been taken or obtained.

     (e) Legal, Valid and Binding Obligations. This Agreement has been duly executed and delivered by the Payment Undertaking Issuer and, assuming due authorization, execution and delivery of this Agreement by the other party hereto, constitutes the legal, valid and binding obligation of the Payment Undertaking Issuer enforceable against it in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (f) The Payment Undertaking Issuer is actively engaged in the business of entering into payment undertakings and is entering into this Agreement for its own account in the ordinary course of its banking business and not for or on behalf of any other Person. All arrangements, agreements or understandings by

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contract or by law with respect to this Agreement or the Payment Undertaking
Issuer's rights and obligations under this Agreement between or among the Payment Undertaking Issuer and any party to any Operative Document are set forth in the Operative Documents.

     Section 3.02. Covenants of the Payment Undertaking Issuer. For so long as the Payment Undertaking Issuer's obligations hereunder shall not have been terminated in accordance with the terms hereof, the Payment Undertaking Issuer expressly acknowledges and agrees that it (i) shall not convey or transfer any obligation hereunder to any Lender without the Owner Trustee's and the Owner Participant's consent and (ii) shall maintain a distinct legal identity separate from any Lender which is an Affiliate of the Payment Undertaking Issuer.

     Section 3.03. Covenant of the Facility Lessee to Give Certain Notices. The Facility Lessee hereby covenants and agrees that it will deliver to the Payment Undertaking Issuer written notice at least five Business Days in advance of the Full Termination Date specifying the event which will cause the Full Termination Date and the date thereof.

                                    ARTICLE 4

                                  Miscellaneous

     Section 4.01. Termination. This Agreement shall terminate (a) on or prior to the Release Event, upon the payment in full of the Full Termination Amount and all Scheduled Amounts required to be made simultaneously with or prior to such payment or (b) after the Release Event, on the earlier of the Expiration Date and the date set forth in Schedule B next following the date on which either the Owner Trustee or the Payment Undertaking Issuer delivers to the other a written notice of termination.

     Section 4.02. Assignment. (a) Any payment in accordance with the provisions hereof by the Payment Undertaking Issuer to the Trustees or their respective permitted assignee or permitted designee shall release the Payment Undertaking Issuer from any further liability to either Trustee and any other Person in respect of such payment.

     (b) Prior to the Release Event, the Facility Lessee may not assign or pledge its rights hereunder, if any, to any Person other than the Trustees (which shall be entitled to reassign, pledge or repledge such rights only to the Lender). The Payment Undertaking Issuer may assign its rights and obligations hereunder

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to any of its Affiliates (other than the Lender) if the Payment Undertaking
Issuer guarantees fully the obligations of such Affiliate hereunder.

     Section 4.03. Notices. (a) All notices, demands or other communications hereunder shall be given or made in the manner, and with the same effect, as provided in Section 18.4 of the Participation Agreement, at the respective addresses therefor set forth in the Participation Agreement or, in the case of the Payment Undertaking Issuer, at the end of this Agreement, or at such other address as may be designated by notice from such party to all other parties hereto.

     (b) The Payment Undertaking Issuer may rely upon any notice under Section 2.03, 2.04 or 3.03 hereof purported to be signed by a properly authorized officer or other representative of the appropriate signatory without inquiry as to whether the matters stated therein are true.

     Section 4.04. Waiver. Any forbearance, failure, or delay by any party hereto and any permitted assignee thereof in exercising any right or power shall not preclude the further exercise thereof, and all of such rights and powers shall continue in full force and effect until specifically waived by such party or such assignee, as the case may be.

     Section 4.05. Amendment and Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a writing signed by the Payment Undertaking Issuer, the Facility Lessee and each Trustee and consented to in writing by the Owner Participant and the Lender.

     Section 4.06. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 4.07. Interpretation. The headings of the articles and sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     Section 4.08. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Agreement constitutes chattel paper or an instrument (as such terms are defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart hereof other than the original counterpart, which shall be

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identified as the counterpart containing the receipt therefor executed by the
Lender on or immediately following the signature page thereof.

     Section 4.09. Severability. If any provision of this Agreement is invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 4.10. Service of Process and Jurisdiction. (a) Submission to Jurisdiction. Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof or any of the transactions contemplated hereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court, and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section shall be conclusive and may be enforced in other jurisdictions by suit as the judgment or in any manner as provided by Applicable law. The Facility Lessee irrevocably appoints CT Corporation System, with an office at 1633 Broadway, New York, New York 10019, as its agent to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such action or proceeding (such agent, with respect to the Facility Lessee, being the "Process Agent").

     (b) Service of Process. Each of the parties hereto hereby consents to service of process in connection with the subject matter specified in the first sentence of subsection (a) of this Section in connection with the above-mentioned courts in New York by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, or to such party in the case of the Process Agent at the Process Agent's above address, it being agreed that service in such manner shall constitute valid service upon such party or its successors or assigns in connection with any such action or proceeding only; provided that nothing in this Section shall affect the right of any of such parties or its successors or assigns to serve legal process in any other manner permitted by law or affect the right of such party or its successors or assigns to bring any action or proceeding against any other such party or its property in the courts of other jurisdictions.

     Section 4.11. Waiver of Jury Trial. EACH OF THE FACILITY LESSEE AND THE PAYMENT UNDERTAKING ISSUER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 4.12. Judgment Currency. (a) This is an international financing transaction in accordance with which the specification of Dollars is of the essence, and Dollars shall be the currency of account in the case of all obligations under this Agreement. The payment obligations of the Payment Undertaking Issuer hereunder shall not be discharged by an amount paid in a currency or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of Dollars, in such place, due hereunder. To such extent, the obligee of such obligations shall have a separate cause of action against the party making payment thereof. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Payment Undertaking Issuer hereunder, it shall be necessary to convert to any other currency any amount in Dollars due hereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the Payment Undertaking Issuer agrees to pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York, New York in accordance with normal banking procedures will result in the amount then due hereunder in Dollars.

     (b) Any amount due from the Payment Undertaking Issuer shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained from any other sum due hereunder or in respect of this Agreement. In no event, however, shall the Payment Undertaking Issuer be required to pay a larger amount in such other currency at the rate of exchange in effect on the date of payment than the amount of Dollars stated to be due hereunder, so that in any event the obligations of the Payment Undertaking Issuer hereunder will be effectively maintained as Dollar obligations.

     Section 4.13. Further Assurances. The parties agree to execute promptly and duly deliver to each other such further documents and assurances and to take such further actions as are necessary or desirable, in each case at the sole cost and expense of the Facility Lessee, in order effectively to carry out the intent and purpose of this Agreement.

     Section 4.14. Third-Party Beneficiaries. The obligations of the Payment Undertaking Issuer hereunder are intended to be for the benefit of each Trustee, each of which shall be a third-party beneficiary hereof.

     IN WITNESS WHEREOF, each of the Payment Undertaking Issuer and the Facility Lessee has executed this Agreement as of the date and year first above written.

     IN WITNESS WHEREOF, each of the Payment Undertaking Issuer and the Facility Lessee has executed this Agreement as of the date and year first above written.


                                    COOPERATIEVE CENTRALE
                                         RAIFFEISEN - BOERENLEENBANK
                                         B.A., NEW YORK BRANCH

                                    By: /s/ J. W. Den Baas
                                        ---------------------------------
                                        Name:     J. W. Den Baas
                                        Title:    Managing Director
                                        Address:  245 Park Avenue
                                                  New York, New York 10167

                                    ROCKY MOUNTAIN LEASING
                                         CORPORATION

                                    By: /s/ Eugen Heckl
                                        ---------------------------------
                                         Name:     Eugen Heckl
                                         Title:    Vice President
                                         Address:

Acknowledged, as third party beneficiaries:

FLEET NATIONAL BANK,
     not in its individual capacity
     but solely as Owner Trustee


By: /s/ Frank McDonald
    ------------------------------
    Name:    Frank McDonald
    Title:   Vice President
SUNTRUST BANK, ATLANTA
    not in its individual capacity,
     but solely as Co-Trustee

By: /s/ Bryan Echols
    ------------------------------
    Name:    Bryan Echols
    Title:   Vice President


By: /s/ Sandra Thompson
    ------------------------------
    Name:    Sandra Thompson
    Title:   Vice President

ALL OF THE RIGHT, TITLE AND INTEREST OF THE TRUSTEES IN RESPECT OF THIS AGREEMENT AND THE PAYMENT OBLIGATIONS OF THE PAYMENT UNDERTAKING ISSUER HEREUNDER HAVE BEEN ASSIGNED AND PLEDGED TO, AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF, THE UNDERSIGNED UNDER THE LOAN AND SECURITY AGREEMENT (P1) DATED AS OF DECEMBER 30, 1996 (THE "LOAN AND SECURITY AGREEMENT"). ALL OF THE RIGHT, TITLE AND INTEREST, IF ANY, OF THE FACILITY LESSEE IN RESPECT OF THIS AGREEMENT HAVE BEEN ASSIGNED AND PLEDGED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE TRUSTEES UNDER THE PAYMENT UNDERTAKING PLEDGE AGREEMENT (P1) DATED AS OF DECEMBER 30, 1996, AND HAVE BEEN ASSIGNED, PLEDGED AND REPLEDGED TO THE LENDER UNDER THE LOAN AND SECURITY AGREEMENT. THIS AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THIS RECEIPT THEREFOR EXECUTED BY THE UNDERSIGNED ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE HEREOF. SEE SECTION
4.08 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

     Receipt of this original counterpart of this Agreement is hereby acknowledged as of December 30 , 1996.

                                    UTRECHT-AMERICA FINANCE CO.


                                    By:
                                       ---------------------------
                                       Name:
                                       Title:

                          Schedule to Exhibit 10.32.11

                       Payment Undertaking Agreement (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

   Agreement     Date                  Owner Participant
   ----------    -------------------   ---------------------------------------
   P1            December 30, 1996     Philip Morris Capital Corporation

   P2            January 3, 1997       Philip Morris Capital Corporation

   F3            December 30, 1996     First Chicago Leasing Corporation

   F4            December 30, 1996     First Chicago Leasing Corporation

   N5            December 30, 1996     NationsBanc Leasing & R.E. Corporation

   N6            January 3, 1997       NationsBanc Leasing & R.E. Corporation

     The Exhibits and Schedules to the Payment Undertaking Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.